UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2022

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2022, Journey Insurance Company, an insurance company organized under the laws of the State of Florida ("JIC"), entered into a Stock Re-Purchase Agreement, dated as of June 30, 2022 (the “Re-purchase Agreement”), with RJ Kiln & Co. (No. 3) Limited, a limited company registered in England and Wales (“Kiln”), pursuant to which JIC agreed to purchase, and Kiln agreed to sell, 2,000,000 shares of common stock, $1.00 par value, representing Kiln's ownership in JIC. The closing date of the Re-purchase Agreement was June 30, 2022, the date of execution of the agreement.

As part of the purchase of the shares of common stock, JIC paid $18,334,788 in cash to Kiln on the closing date of the Re-purchase Agreement, such amount being equal to 33.33% of JIC's Statutory Surplus as of May 31, 2022.

Item 1.02 Termination of a Material Definitive Agreement.

United Insurance Holdings Corp., JIC and Kiln also entered into a termination agreement, dated as of June 30, 2022 (the "Termination Agreement"), to terminate the Stockholders Agreement among the parties, dated as of September 20, 2018, effective as of June 1, 2022.

The descriptions of the Re-purchase Agreement and Termination Agreement are qualified in their entirety by reference to the full text of the applicable agreements, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form
8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Stock Re-purchase Agreement, dated as of June 30, 2022, by and among Journey Insurance Company and RJ Kiln & Co. (No. 3) Limited.

10.2	Termination Agreement, dated as of June 30, 2022, by and among United Insurance Holdings Corp., Journey Insurance Company and RJ Kiln & Co. (No. 3) Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
July 7, 2022	By:	/s/ B. Bradford Martz
B. Bradford Martz President and Chief Financial Officer